Contract-related costs	12 Months Ended
Oct. 31, 2021
Contract-related costs [Abstract]
Contract-related costs
15 Contract-related costs

	October 31, 2021	October 31, 2020
	$m	$m
Current	33.0	27.9
Non-current	31.9	35.7
	64.9	63.6

The Group capitalizes the costs of obtaining a customer contract when they are incremental and, if expected to be recovered, they are amortized over the customer life or pattern of revenue for the related contract. All amounts capitalized relate to commission costs.

Normally sales commissions paid for customer contract renewals are not commensurate with the commissions paid for new contracts. It follows that the commissions paid for new contracts also relate to expected future renewals of these contracts. Accordingly, we amortize sales commissions paid for new customer contracts on a straight-line basis over the expected customer life, based on expected renewal frequency. The current average customer life is five years. If the expected amortization period is one year or less the Group expenses the costs when incurred.

The amortization expenses in the year for the costs of obtaining customer contracts were $22.6 million (2020: $16.1 million).

Amortization of the capitalized costs of obtaining customer contracts is classified as sales and marketing expense. Capitalized costs from customer contracts are classified as non-financial assets in our statement of financial position.

	October 31, 2021	October 31, 2020
	$m	$m
Asset recognized from costs incurred to acquire a contract	27.2	29.1
Amortization and impairment loss recognized as cost of providing services during the year	(22.6)	(16.1)